MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement




FUND LOGO



Quarterly Report

March 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


Bar graph depicting Type of Issues*
as a percentage of net assets
As of March 31, 1999

Commercial Paper                     2.92%
Banking                              8.81%
US Government Obligations            0.56%
Supranational                       10.19%
Sovereign Govenment Obligations     44.81%
Industrials                         12.45%
Financial Services                  12.31%
Telecommunications                   2.28%
Special Purpose                      1.87%



Pie graph depicting Geographical Diversification* as a percentage of net assets
As of March 31, 1999

Canada                 6.98%
Norway                 2.70%
United Kingdom        13.52%
Greece                 4.59%
Germany                5.74%
Japan                 16.01%
Spain                  1.80%
Denmark                8.07%
Italy                 10.49%
Finland                4.11%
France                 3.12%
United States         19.07%


Bar graph depicting Maturity of Investments* as a percentage of net assets
As of March 31, 1999

5 yrs-10 yrs          22.22%
10 yrs +              40.85%
0-1 yr                 4.98%
1 yr-5 yrs            31.l5%

[FN]
*Percent of net assets
 may not equal 100%.




Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


DEAR SHAREHOLDER


For the quarter ended March 31, 1999, Merrill Lynch Global Bond Fund for Investment and Retirement's Class A, Class B, Class C and Class D Shares had total returns of -3.19%, -3.37%, -3.38% and -3.35%, respectively, slightly outperforming the -3.90% total return for the unmanaged J.P. Morgan Global Government Bond Index. (Fund results shown do not reflect sales charges, and would be lower if included. For complete performance information, see pages 5 and 6 of this report to shareholders.) During the March quarter, our asset allocation for the Fund consisted of an overweighted duration in every country, with the exception of Japan. By quarter-end, we shifted our focus primarily to non-European Monetary Union (EMU) countries in order to take advantage of the second round of convergence to the EMU and the higher yields in these countries. We believe that the yield spread in the United Kingdom, Greece, Norway and Denmark will tighten appreciably relative to the yields of EMU countries.


Investment Environment
Global bond investors began 1999 with the belief that the turmoil that had rocked the markets in late 1998 was mostly settled. However, by January 12, 1999, the instability in Brazil was brought about by the state of Minas' moratorium on payments to the central government. This insurrection threatened to throw Brazil's fiscal targets into disarray and panic international investors into liquidating their holdings in Brazil and other Latin American countries. The Bovespa (Brazilian stock market) sold off 7.6% on the news and fear of recession. On January 13, 1999, Brazil devalued its currency and the Bovespa traded down 10.23% before trading was halted. The J.P. Morgan Emerging Market Bond Index (EMBI+) traded down 206 points to 1,457. In addition, US markets were affected as investors became concerned that a downturn in Latin America would hurt US exports to that region while also lowering Latin America's exports to the United States. The Dow Jones Industrial Average was down 139 points within 10 minutes of trading and a flight to quality in US Treasury securities ensued with the long-term bond trading up almost 2 points to a 5.10% yield.

However, unlike the Russian devaluation in August 1998, the Brazilian devaluation had less of an impact on the global markets because there was less leverage in the marketplace and the devaluation was somewhat expected. During the March quarter, although the Brazilian real traded down from 1.20 to 2.20 and back to 1.85 relative to the US dollar, it appeared that the Brazilian contagion was localized to Latin America. Investors perceived this and proceeded to refocus on the health of the global economy and, more specifically, on growth and inflation within each country.


Market Review
North America

Growth in the United States was robust during the fourth quarter of 1998. Gross domestic product (GDP) growth, which was initially reported to be 5.6%, was revised upward to 6.1% in February 1999. GDP for the quarter ended March 31, 1999 was 4.5% compared to the market expectation of 3.3%, while the price deflator was 1.4%, higher than the expected 1%. These numbers, although lower than the previous quarter, were robust. The United States is still the engine of global growth. Global markets became nervous at the prospect of this unabated growth. The predicted slowdown in the United States was nowhere to be seen, and the worry was that the Federal Reserve Board would raise interest rates to slow the economy and preempt inflation. The fourth quarter GDP report raised investor concerns in February. The long-term US Treasury bond yield, which had barely moved in January, rose approximately 50 basis points (0.50%)to 5.58%. Investors had begun to discount a Federal Reserve Board hike in interest rates of more than 25 basis points within the next two quarters. It was believed that a rise in yields would eventually slow the US economy.

During March, the long-term bond continued to decline until it reached 5.70% on March 4, 1999. The only sign of economic slowness that appeared in early March was new homes sales, which were down 5% for January. A relief rally began on March 5 after non-farm payroll numbers were reported below expectations. US fixed-income markets rallied after Federal Reserve Board Chairman Greenspan announced on March 9 that he was not concerned about growth because of the low level of inflation that was being held in check by high productivity, competition and technology. Growth with no inflation was the common refrain, which calmed the fear of an imminent tightening by the Federal Reserve Board. Consequently, the market proceeded to rally toward the 5.50% level.


Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


Canadian growth is expected to fall in 1999 from a rate of 2.8% in 1998 to a level below 2%. Strong demand from the United States is the key source of growth, as domestic demand continues to slow. The concern is that a slowdown in demand from the United States will impact Canada. Retail sales fell 0.3% month over month in December. Excluding autos, retail sales were relatively weak at 3.1%. The Consumer Price Index (CPI) rose 0.2% month over month in January. Core CPI rose 1% for 1998. The Producer Price Index (PPI) fell 0.3% in January. As the year progresses, we foresee continued benign inflation with a potential for the central bank to ease if the Canadian dollar improves. In this environment, the Canadian ten-year sovereign bond has tracked the interest rate movement in the US long-term bond. During January, the ten-year sovereign bond improved by one basis point to 4.90%, while in February the yield on this security rose 48 basis points to 5.38%. In March, the ten-year sovereign bond rallied to 5.22%.

Europe

The first quarter of 1999 marked the beginning of the euro and the convergence of eleven countries into the EMU. The convergence went smoothly without any disruptions, but the expectation that the euro would begin on the strong side did not materialize. The euro began the year at 1.1697 relative to the US dollar and within a few days began to trade down. By late March, the euro was trading at 1.09, down 6.8%, mostly because of political infighting, a weak economy and lack of progress on employment. Although German bonds and interest rates fluctuated during the quarter, yields ended the period virtually unchanged.

In non-EMU countries, we continued to see improvement in our UK, Greek, Danish and Norwegian positions. We also maintained an overweighted duration relative to the J.P. Morgan Global Government Bond Index in the non-EMU sector because these countries are on track for the second wave of convergence into the EMU and their bonds are relatively inexpensive. We are mostly overweight in the United Kingdom because we believe that the currency will improve or remain stable, while short-term interest rates still have farther to fall. During the March quarter, we added a new position in Norway that we successfully traded out of and then re-established at attractive levels. This trade was helped by strength in the Norwegian currency brought about by the 30% rise in the price of oil, Norway's chief export.

Pacific Basin

In December 1998, Japanese government bonds (JGB) backed up because of the forecast of increased supply to the JGB market. Interest rates in the 9-year-10-year sector rose 90 basis points--100 basis points during the month. Ten-year JGBs traded above 2.00%, up from the low of 0.79% on October 2, 1998. This increase in yield continued in early February when the yield on the 10-year JGB reached 2.69% on February 2, 1999. The descent in interest rates began when the Bank of Japan decided to switch the issuance of JGBs to shorter maturities, and also with the rumor that the Trust Fund Bureau had reversed its decision to stop buying JGBs.

The yen continued to gain strength into 1999 given the expatriation that was taking place before the Japanese year-end on March 31, 1999. The yen reached it strongest level on January 11 and then proceeded to trade lower as Finance Minister Miyazawa said he would tolerate a lower yen. In addition, there were signs that the Bank of Japan might consider monetizing the debt to lower interest rates. The bank continued to cut the call rates in Japan from 0.25% to 0.15%. The Bank of Japan announced that 0.15% would be the top rate and that the bank would let it trade down to 0%. This was the Bank of Japan's latest attempt to jumpstart the economy and demonstrate to the world its resolve to do so. However, with interests rates near zero, Japanese consumers are not enticed to begin spending. Monetary policy must be supplemented with a fiscal stimulus package and inflation target. GDP does not show any sustained signs of improving and inflation is non-existent.


Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


There has been some speculation lately that the Japanese economy may be bottoming out given the Nikkei Index's 18% rise year to date. We believe the economy has not bottomed, but if it has, it will not necessarily rise in the short term. There are still too many factors negatively affecting consumers to create a smooth recovery. We also anticipate a weakening yen throughout the year relative to the US dollar. Until we see any signs of this pattern of slow growth and a weak yen changing, we will remain under-weighted in Japan and overweighted in US dollars.


In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Harry Escobar)
Harry Escobar
Vice President and Portfolio Manager



May 14, 1999


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Global Bond Fund for Investment and Retirement's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.




Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                         +6.14%         +1.89%
Five Years Ended 3/31/99                   +5.37          +4.51
Ten Years Ended 3/31/99                    +8.50          +8.06

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                         +5.32%         +1.32%
Five Years Ended 3/31/99                   +4.57          +4.57
Ten Years Ended 3/31/99                    +7.67          +7.67

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                         +5.26%         +4.26%
Inception (10/21/94)
through 3/31/99                            +5.25          +5.25

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                         +5.76%         +1.53%
Inception (10/21/94)
through 3/31/99                            +5.85          +4.88

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                               Ten Years/      Standardized
                                             12 Month        3 Month        Since Inception    30-Day Yield
                                           Total Return    Total Return       Total Return    As of 3/31/99
ML Global Bond Fund Class A Shares            +6.14%          -3.19%            +126.12%           3.73%
ML Global Bond Fund Class B Shares            +5.32           -3.37             +109.40            3.10
ML Global Bond Fund Class C Shares            +5.26           -3.38             + 25.52            3.05
ML Global Bond Fund Class D Shares            +5.76           -3.35             + 28.74            3.49

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception periods are Class A & Class B Shares, for the ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.



Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


SCHEDULE OF INVESTMENTS
                           Face                                           Interest     Maturity                 Percent of
                          Amount         Long-Term Obligations              Rate         Date         Value     Net Assets
Canada

Sovereign          NZ$    14,250,000     Canada Government Bond            6.625%     10/03/2007    $  7,675,703     2.34%
Government
Obligations

Supra-             C$      5,470,000     Interamerican Development Bank    7.25       11/03/2003       3,876,119     4.64
national
                                         Total Investments in Canada (Cost--$12,463,007)              11,551,822     6.98

Denmark

Banking            US$     7,250,000     Den Danske Bank                   7.40        6/15/2010       7,384,952     4.46

Sovereign          DKr    36,100,000     Kingdom of Denmark                6.00       11/15/2009       5,964,298     3.61
Government
Obligations

                                         Total Investments in Denmark (Cost--$14,043,909)             13,349,250     8.07

Finland

Sovereign          EMU     3,195,570     Finnish Government Bond           7.25        4/18/2006       4,149,376     2.51
Government         YEN   271,000,000     Republic of Finland               6.00        1/29/2002       2,645,066     1.60
Obligations

                                         Total Investments in Finland (Cost--$6,485,751)               6,794,442     4.11

France

Sovereign          EMU       885,000     Government of France              8.25        4/25/2022       1,387,224     0.84
Government
Obligations

Telecom-           Frf    20,800,000     France Telecom                    5.75        4/25/2007       3,772,246     2.28
munications

                                         Total Investments in France (Cost--$5,226,716)                5,159,470     3.12

Germany

Sovereign          EMU     5,470,823     Land Baden-Wuerttemberg           5.75        1/19/2028       6,400,677     3.87
Government
Obligations

Special            DM      5,350,000     European Credit Card Office       5.25        6/18/2008       3,088,837     1.87
Purpose

                                         Total Investments in Germany (Cost--$9,101,383)               9,489,514     5.74

Greece

Sovereign          GRD 1,961,000,000     Hellenic Republic                 8.60        3/26/2008       7,602,878     4.59
Government
Obligations

                                         Total Investments in Greece (Cost--$7,854,238)                7,602,878     4.59



Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                           Face                                           Interest     Maturity                 Percent of
                          Amount         Long-Term Obligations              Rate         Date         Value     Net Assets
Italy

Sovereign          EMU   12,730,640     Buoni Poliennali Del Tesoro      10.00 %      8/01/2003      17,347,475    10.49%
Government
Obligations

                                         Total Investments in Italy (Cost--$16,920,022)               17,347,475    10.49

Japan

Sovereign          YEN 1,772,000,000     Japan Government Bond #57         4.50        6/20/2003      17,309,290    10.46
Government
Obligations

Supranational            930,000,000     African Development Bank          6.20        6/18/2002       9,170,715     5.55

                                         Total Investments in Japan (Cost--$25,931,839)               26,480,005    16.01

Norway

Sovereign          Nok    33,000,000     Norwegian Government Bond         5.50        5/15/2009       4,463,272     2.70
Government
Obligations

                                         Total Investments in Norway (Cost--$4,318,652)                4,463,272     2.70

Spain

Sovereign          EMU     2,600,000     Spanish Government Bond           7.40        7/30/1999       2,974,470     1.80
Government
Obligations
                                         Total Investments in Spain (Cost--$3,155,456)                 2,974,470     1.80

United
Kingdom

Financial          POUND   8,300,000     FP Finance PLC                    9.125           ++         15,144,404     9.16
Services           STERLING

Industrials                3,000,000     BAA PLC                           7.875       2/10/2007       5,524,722     3.34
                           1,000,000     BOC Group PLC                     7.25        6/07/2002       1,690,019     1.02

                                         Total Investments in the United Kingdom
                                         (Cost--$21,023,940)                                          22,359,145    13.52

United States

Banking            US$     6,500,000     Comerica Bank                     7.875       9/15/2026       7,192,055     4.35

Financial                  5,000,000     Mellon Capital II                 7.995       1/15/2027       5,208,350     3.15
Services

Industrials        DM      7,100,000     Ford Motor Credit Co.             5.25        6/16/2008       4,076,827     2.46
                   US$    10,000,000     Phelps Dodge Corporation          7.125      11/01/2027       9,312,400     5.63

US                         1,000,000     US Treasury Bonds                 5.25       11/15/2028         932,660     0.56
Government
Obligations

                                         Total Investments in the United States
                                         (Cost--$26,841,611)                                          26,722,292    16.15

                                         Total Investments in Long-Term Obligations
                                         (Cost--$153,366,524)                                        154,294,035    93.28


Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                           Face                                           Interest     Maturity                 Percent of
                          Amount           Short-Term Obligations           Rate         Date         Value     Net Assets
Commercial         US$     4,835,000     General Electric Capital Corp.    5.08 %      4/01/1999    $  4,835,000     2.92%
Paper*

                                         Total Investments in Short-Term Obligations
                                         (Cost--$4,835,000)                                            4,835,000     2.92


Total Investments (Cost--$158,201,524)                                                               159,129,035    96.20

Unrealized Appreciation on Forward Foreign Exchange Contracts**                                           87,874     0.05

Other Assets Less Liabilities                                                                          6,197,854     3.75
                                                                                                    ------------   -------
Net Assets                                                                                          $165,414,763   100.00%
                                                                                                    ============   =======

Net Asset Value:    Class A--Based on net assets of $23,635,783 and 2,559,083 shares of
                    beneficial interest outstanding                                                 $       9.24
                                                                                                    ============
                    Class B--Based on net assets of $95,533,085 and 10,340,540 shares of
                    beneficial interest outstanding                                                 $       9.24
                                                                                                    ============
                    Class C--Based on net assets of $1,514,343 and 163,975 shares of
                    beneficial interest outstanding                                                 $       9.24
                                                                                                    ============
                    Class D--Based on net assets of $44,731,552 and 4,843,835 shares of
                    beneficial interest outstanding                                                 $       9.23
                                                                                                    ============


++The security is a perpetual bond and has no stated maturity date.
 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rates paid at the time of purchase by the Fund.
**Forward foreign exchange contracts as of March 31, 1999 were as follows:

                                                        Unrealized
                                      Expiration       Appreciation
  Foreign Currency Sold                  Date         (Depreciation)

  POUND STERLING       4,994,434      April 1999        $ 170,199
  YEN              3,900,323,850        May 1999          (87,901)

  Total (US$ Commitment--$41,352,148)                      82,298
                                                        ---------
  Foreign Currency Purchased

  YEN              1,950,161,925       April 1999           5,576

  Total (US$ Commitment--$16,484,885)                       5,576
                                                        ---------
  Total Unrealized Appreciation on Forward
  Foreign Exchange Contracts--Net                       $  87,874
                                                        =========


Merrill Lynch Global Bond Fund for Investment and Retirement
March 31, 1999


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
Roland M. Machold, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Joseph T. Monagle, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch Global Bond Fund for Investment and Retirement has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of
Trustees in wishing Mr. Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863